SouthStar Energy Services
Mike Braswell
Chief Executive Officer
SouthStar Energy Services

Forward-Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private Securities Litigation Reform
Act of 1995. Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," “believe,” "can,"
"could," "estimate," "expect," "forecast," “future,” “goal,” "indicate," "intend," "may," “outlook,” "plan," “potential,” "predict,"
"project,” "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters, concentration of credit risk, utility and energy industry consolidation, costs and timelines of construction projects may be affected by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected changes in project costs including the cost of funds to finance these projects, impact of acquisitions and divestitures, direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the
Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission. Earnings guidance is only effective as of the date it is given. The company further disclaims any duty to update its guidance.

Non-GAAP Measures
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations. EBIT is a non-GAAP (accounting principles generally accepted in the
United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
We also use EBIT and operating margin internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-looking EBIT and operating margin are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT and operating margin projections to investors. We are unable to reconcile our forward-looking EBIT and operating margin business segment guidance to GAAP earnings per share because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income as determined in accordance with GAAP. In addition, the company's EBIT or operating margin may not be comparable to similarly titled measures of another company.
Reconciliation of non-GAAP financial measures referenced in this presentation are available on the company’s website at
www.aglresources.com under the Investor Relations section.

SouthStar Overview
Actively monitoring, no mass mkt. unbundling activity (some large C&I opps.)
Newly authorized states, seeking large C&I customers
Recently expanded states, serving customers
Core markets, seeking incremental growth
Texas
Oklahoma
Arkansas
Mississippi
Alabama
Georgia
Tennessee
Kentucky
Virginia
West
Virginia
Illinois
Indiana
Ohio
Michigan
Pennsylvania
New York
Maine
Connecticut
Rhode Island
Mass.
Vermont
New Hampshire
North Carolina
South Carolina
Florida
New Jersey
Maryland
Delaware
District of Columbia
Louisiana
Missouri
Actively monitoring unbundling activity
• Partnership between AGL
 Resources and Piedmont
 Natural Gas
• One of the largest deregulated
 retail natural gas marketing
 companies in the United States
• Serve more than 530,000
 customers in seven states
• Manage one of the largest
 portfolios of Southeastern pipeline
 and storage assets
• Approximately 85 employees and
 over 200 additional full-time
 employees supporting business
 through customer operations
 Business Process Outsourcing
 (BPO)
Business Summary

$119
$90-100
$92
$88
$74
$63
$42
$17
2001
2002
2003
2004
2005
2006
2007
2008P

Earnings and Key Drivers
* Earnings before tax. SouthStar’s EBT is equal to net income as it does not record income taxes because of its partnership structure. Results represent
100% of SouthStar earnings, which are split 75% to AGL Resources and 25%
to Piedmont Natural Gas, except Ohio and Florida earnings, which are shared
70% to AGL Resources and 30% to Piedmont.
EBT* ($ millions)
• Retail
 • Customer count and market
 share in Georgia
 • Portfolio mix for customer
 value
• Commercial
 • Price effectuation
 • Seasonal spread capture from
 storage
 • Value from transport capacity
 • Weather / throughput risk
• Other
 • Contribution from expanded
 growth markets
 • Interest income/expense from
 cash investments and
 borrowings from AGL
 Resources money pool
 • Capital and operating
 expenditures
Key Drivers

2007 Key Achievements
• Record earnings of $119MM (EBT) with positive contributions from key drivers and favorable market conditions
• Executed 10-year meter-to-cash BPO agreement to transition services to Vertex North America (expected savings of
 approximately $30MM over life of agreement)
• Launched new retail product (service line warranty) in Georgia with expected annual contribution from products and services of $1MM by 2009
• Purchased Commerce Energy’s Georgia retail natural gas book
• Worked collaboratively with Atlanta Gas Light and other Georgia retail marketers to design and receive approval for the Georgia
 Capacity Supply Plan

2007 Key Achievements
 OHIO
 Dominion East Ohio (DEO)
 • SouthStar continued to serve load associated with phase I of
 DEO’s Standard Service Offering (SSO) program, which
 contributed approximately $3MM of operating margin* in 2007
 • SouthStar actively participated in a stakeholder process that resulted in DEO filing their phase 2 merchant exit application in
 December 2007
 • The current application contemplates another auction in July 2008
 Vectren Energy Delivery of Ohio (VEDO)
 • In December 2007 VEDO submitted their merchant exit
 application, which contemplates a similar exit path as DEO
 • There has been no opposition to the application and an SSO auction is scheduled for mid-May 2008
 • SouthStar continues to advocate for a robust retail model behind
 VEDO
 FLORIDA
 • Executed a marketing agreement with TECO Partners
 • Currently serving approximately 300 C&I customers
 • Won a two-year bid to be one of two marketers to provide the supply and pricing for approximately 7,000 residential and small commercial customers behind Central Florida Gas

* Operating margin is a non-GAAP measure. The reconciliation of the $3 million operating margin in Ohio is as follows: $35 million in operating revenues - $32 million cost of gas.

Keys To Success

Legislative & Regulatory Process
Brands
Retail Book
Assets
Risks
SouthStar Competencies
Proactively manage changes to market model
Build and leverage a strong portfolio of brands
Manage retail customer portfolio for profit
Create incremental value from asset management
Manage risks inherent to retail marketing business

2008 Objectives
1. Maintain overall profitability of core retail
 business while ensuring competitive market
 leadership position in the long term.
2. Position commercial business to capture
 opportunities in the wholesale market while
 safeguarding the business from adverse
 financial impacts by actively managing risks and
 exposures.
3. Continue to enhance corporate image and
 maintain industry leadership role in promoting
 favorable regulatory/legislative frameworks for a
 retail energy model that benefits SouthStar.
4. Continue to improve operational processes and
 infrastructure, while seeking opportunities to
 reduce cost and risk and/or improve margin.
5. Pursue growth opportunities in core business
 and continue expansion into new markets.
Mississippi
Alabama
Georgia
Tennessee
Kentucky
Virginia
West
Virginia
Ohio
Pennsylvania
New York
Maine
Connecticut
Rhode Island
Massachusetts
Vermont
New Hampshire
North Carolina
South
Carolina
Florida
New Jersey
Maryland
Delaware
District of Columbia
Michigan
Core Markets
Expanded Growth
Markets
Emerging Markets

565
564
558
534
531
533
540
535
2001
2002
2003
2004
2005
2006
2007
2008F

Customer Count and Market Share
Avg. Georgia Firm Customer Count
(000s)
2001
2002
2003
2004
2005
2006
Total
Deregulated
Only
2007
Market Share
• Stable customer count and
 market share
• Ongoing focus on high-
 grading the customer
 portfolio
• Customer segmentation
 analysis used to shift from
 broad-based to focused
 marketing and advertising
• Emphasis on improving
 contribution of less-profitable
 segments
0%
15%
30%
45%
J
A
J
O
J
A
J
O
J
A
J
O
J
A
J
O
J
A
J
O
J
A
J
O
J
A
J
O

$4.5
$4.0
$3.5
$3.0
28
26
24
22
20
$ Millions
2002
2003
2004
2005
2006
2007
Cost per Customer
Total Cost

25%
20%
15%
10%
5%
0%
J A J O J A J O J A J O J A J O J A J O J A J O J A J O
2001
2002
2003
2004
2005
2006
2007

Customer Care and Bad Debt
Customer Care Expenses
Average Monthly Cost per Customer and Total Cost
Bad Debt Expense
(As % of Revenue)
• Customer care is largest O&M expense
 (currently outsourced to Alliance Data
 Systems)
 • Transition to Vertex expected to yield
 financial and service improvements
 – Approximately $30MM in savings
 over 10 years
 – Enhanced service delivery and
 associated contractual
 commitments
• Bad debt is significant O&M expense
 • Portfolio high-grading and collection
 process improvements implemented
 to address bad debt
 • Actions reduced bad debt exposure
 and percentage has been stable for
 past 4 years

$15
$22
$37
$30
2004
2005
2006
2007

90%
80%
70%
60%
50%
9
6
3
$ millions
2004
2005
2006
2007
Utilization
Margin Contribution ($MM)

600
400
200
0
-200
-400
-600
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Unhedged Storage
Lag Exposure
Net Position

26
102
147
45
266
45
350
75
405
110
405
2002
2003
2004
2005
2006
2007
Current
Physical
Financial

Commercial Operations Metrics
* Represents economic contribution of storage exclusive of accounting adjustments such as LOCOM and fixed demand charges
Economic Storage Gross Margins*
($ millions)
Pipeline Capacity Utilization
2008F
2009F
Natural Offsets - Storage and Price Effectuation
(Contracts)
Trade Liquidity
($ millions)
$10
$311
$173
$128
$395
$480
$515

Hedging Philosophy
Identify Risks
Control Risks
• Risks inherent to retail gas
 marketing business
 – Commodity price risk (fixed
 price, inventory, swing,
 price effectuation)
 – Basis risk
 – Throughput risk (weather)
 – Credit risk
• Each category of risk is
 identified and evaluated on an
 isolated, independent basis
• Risks are controlled by:
 – Evaluating entire portfolio
 to determine whether
 natural hedges exist
 – Where natural hedges do
 not exist, use financial
 derivatives to hedge
 residual exposures
• SouthStar generally prefers to
 hedge residual exposure with
 options in order to retain
 upside potential
 – Option premiums are a
 finite cost vs. the unknown
 cost/opportunity cost of
 swaps in isolation

Keys To Continued Growth
Element
Areas of Focus
Maintain
Operational
Focus
• Capture spreads and manage risks
• Manage retail customer portfolio
• Monitor competitor activities
• Proactively participate in regulatory and market
 development processes
• Focus on platform elements that address:
 • Increased competition
 • Greater market sophistication
 • Improved growth opportunities
• Examples include:
 • Customer care BPO vendor transition
 • Allegro ETRM enhancements
 • Executed vendor agreement for billing/
 customer care outside of core markets
Strengthen
Platform

Growth Areas Under Development
Options
Growth Area
Strategy
Existing
Markets
Retail - GA Organic
Acquire high-value customers
New Products / Services to
Leverage Customer Base
Evaluate and introduce new
products and services
Acquire and leverage incremental
assets
Target small muni’s in SE
Expanded
Growth
Markets
Emerging Retail Markets - OH and FL
(C&I)
Use multiple entry approaches to
identify and capture opportunities
- Dominion East Ohio and Vectren SSO
- Retail model / market shaping advocacy
- Marketing partner relationships
- Inorganic opportunities
Large C&I
Leverage SouthStar’s assets
Large C&I
Target customers based on asset
position and creditworthiness

Conclusions
• Strong retail organization with capabilities that span
 customer and asset portfolios
• Well-defined governance, disciplined leadership and
 effective risk management
• Operated with focus on the levers that produce financial
 results
• Able to apply capabilities, infrastructure and experiences to new opportunities